Exhibit 99.1

Mindspeed Announces Definitive Agreement to be Acquired by MACOM for $5.05 per share

Newport Beach, CA, November 5, 2013 –Mindspeed Technologies (NASDAQ:MSPD), a leading supplier of semiconductor solutions for communications infrastructure applications, today announced that it has entered into a definitive agreement to be acquired by M/A-COM Technology Solutions Holdings, Inc. (NASDAQ: MTSI) (“MACOM”), a leading supplier of high performance RF, microwave, and millimeter wave products, for $5.05 per share in a cash tender offer. This represents a premium of approximately 66% to the close of $3.04 on November 4, 2013.

“After a thorough review of a wide range of alternatives by Mindspeed’s Board and management team, and spearheaded by Morgan Stanley, we are thrilled to be joining forces with MACOM,” said Raouf Y. Halim, Mindspeed’s Chief Executive Officer. “The company shares our commitment to innovation, and the two companies complement each other well, particularly within the High Performance Analog market segment. Together we will have the scale and resources to deliver innovative technologies to our customers and drive growth, with a larger portfolio of products and a global sales force.

“This transaction is a testimony to the dedication and excellent execution of our employees over the past decade building our product platforms into high-margin, profitable, and fast-growing businesses,” continued Mr. Halim. “We have created a broad portfolio of industry-leading SoC and High Performance Analog solutions across multiple wireline and wireless market segments. This transaction affirms the tremendous value that our employees have created, while at the same time delivering to Mindspeed shareholders an immediate and attractive premium.”

MACOM intends to commence a tender offer to purchase each outstanding share of Mindspeed for $5.05 in cash, without interest, and MACOM will assume certain equity awards held by Mindspeed employees. The approximate value of the transaction is $270 million. The boards of both companies have approved the transaction, which is subject to customary closing conditions and regulatory approvals. Mindspeed currently expects the transaction to close by the end of calendar 2013.

Mindspeed is also in advanced discussions with a strategic acquirer of its wireless business and expects to continue those efforts in the coming weeks. The wireless sale process will not impact the closing of the MACOM transaction described above, or the transaction consideration paid to Mindspeed shareholders.

Further details of the transaction are set out in Mindspeed’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 5, 2013.

Morgan Stanley acted as financial advisor and provided a fairness opinion to the board of director of Mindspeed. Wilson Sonsini Goodrich & Rosati, PC acted as legal counsel to Mindspeed. In addition, the board of directors of Mindspeed received a fairness opinion from Needham & Company, LLC.

About Mindspeed Technologies

Mindspeed Technologies (NASDAQ: MSPD) is a leading provider of network infrastructure semiconductor solutions to the communications industry. The company’s low-power system-on-chip (SoC) products are helping to drive video, voice and data applications in worldwide fiber-optic networks and enable advanced processing for 3G and long-term evolution (LTE) mobile networks. The company’s high-performance analog products are used in a variety of optical, enterprise, industrial and video transport systems. Mindspeed’s products are sold to original equipment manufacturers (OEMs) around the globe.

About MACOM

M/A-COM Technology Solutions Holdings, Inc. (www.macomtech.com) is a leading supplier of high performance RF, microwave, and millimeter wave products that enable next-generation internet and modern battlefield applications. Recognized for its broad catalog portfolio of technologies and products, MACOM serves diverse markets, including CATV, wireless and optical communications infrastructure, satellite, radar, automotive, industrial, medical, and mobile devices. A pillar of the RF and microwave industry, we thrive on more than 60 years of solving our customers’ most complex problems.

Headquartered in Lowell, Massachusetts, MACOM is certified to the ISO9001 international quality standard and ISO14001 environmental management standard. MACOM has design centers and sales offices throughout North America, Europe, Asia and Australia.

MACOM, M/A-COM, M/A-COM Technology Solutions, M/A-COM Tech, Partners in RF & Microwave, The First Name in Microwave and related logos are trademarks of MACOM. All other trademarks are the property of their respective owners.

Special Note Regarding Forward-Looking Statements

This press release contains forward-looking statements based on Mindspeed’s beliefs and assumptions and on information currently available to our management. Forward-looking statements include, in addition to statements relating to Mindspeed’s business, financial results and prospects, statements concerning the MACOM transaction, including those regarding the potential date of closing of the acquisition; the potential for the divestiture of Mindspeed’s wireless business; potential benefits and synergies; and other financial and business expectations. Forward-looking statements include all statements that are not historical facts and generally may be identified by terms such as “anticipates,” “believes,” “could,”

“estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “seeks,” “should,” “will,” “would” or similar expressions and the negatives of those terms.

Forward-looking statements contained in this press release reflect Mindspeed’s current views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause those events or our actual activities or results to differ materially from those expressed in any forward-looking statement. Although Mindspeed believes that the expectations reflected in the forward-looking statements are reasonable, it cannot and does not guarantee future events, results, actions, levels of activity, performance or achievements. For example, there can be no assurances with respect to either the closing of the MACOM transaction or a divestiture of Mindspeed’s wireless business. Readers are cautioned not to place undue reliance on these forward-looking statements. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements, including, among others, the potential that the tender offer will not be successfully completed; the lack of a binding agreement with respect to the divestiture of Mindspeed’s wireless business to a proposed third party and the risk that the divestiture may not be completed; matters arising in connection with the parties’ efforts to comply with and satisfy applicable regulatory approvals and closing conditions relating to the transaction; failure to achieve expected synergies and other anticipated benefits of the transaction; and other risks and uncertainties generally affecting Mindspeed’s business, including fluctuations in our operating results and the potential for future operating losses; loss of or diminished demand from one or more key distributors; our ability to develop and introduce new products successfully; pricing pressures; whether we continue to sustain losses and consume cash in our operations; customer and employee uncertainty arising from the announcement of the transaction with MACOM and the potential divestiture of our wireless business; and the potential for intellectual property or other litigation. Additional risks and uncertainties that could cause our actual results to differ from those set forth in any forward-looking statements are discussed in more detail under the caption “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended September 28, 2012, our most recent Quarterly Report on Form 10-Q, and our future filings with the Securities and Exchange Commission.

Notice to Investors

The tender offer for the outstanding shares of common stock of Mindspeed described in this communication has not yet commenced. This press release is for informational purposes only and is not an offer to purchase any shares of Mindspeed or a solicitation of an offer to sell securities. At the time the tender offer is commenced, MACOM will file a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and related documents, with the United States Securities and Exchange Commission (the “SEC”) and Mindspeed will file a solicitation/recommendation statement on Schedule 14D-9 with the SEC. The tender offer statement (including an offer to purchase, a related letter of transmittal and other offer documents) and the solicitation/recommendation statement will contain important information that should be read carefully before any decision is made with respect to the tender offer. Such materials will be made available to Mindspeed stockholders at no expense to them. In addition, such materials (and all other offer documents filed with the SEC) will be available at no charge on the SEC’s website at www.sec.gov.

Mindspeed Investor Relations Contact:

Mindspeed Technologies, Inc.

Kevin Trosian

VP, Corporate Development and Investor Relations

+1 949.579.3111

Investor.Relations@Mindspeed.com